Exhibit 10.14

DEBT CONVERSION AGREEMENT

(United States Lender)

Made as of the 18th day of May, 2017.

B E T W E E N :

PETROTEQ ENERGY INC.

(the “Company”)

OF THE FIRST PART;

- and -

MCW ENERGY CA, INC.

(the “Subsidiary”)

OF THE SECOND PART;

- and -

PALMIRA ASSOCIATES, INC.

(the “Lender”)

OF THE THIRD PART;

WHEREAS the Subsidiary, a wholly-owned subsidiary of the Company, is indebted to the Lender in the principal amount of US$27,250.00 plus accrued and unpaid interest pursuant to a promissory note, which for greater certainty is equal to US$28,020.42 including accrued and unpaid interest up to and including May 19, 2017, attached hereto as Schedule “A” (the “Debt”);

AND WHEREAS the Lender has agreed to accept 79,377 common shares of the Company (the “Debt Shares”) at a deemed price per share of US$0.353 (CAD$0.48 based on the Bank of Canada daily noon exchange rate on the date hereof) in full and final settlement of the Debt;

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT for and in consideration of the mutual premises and agreements hereinafter contained, the sum of $1.00 now paid by each party to the other and other good and valuable consideration (the receipt and sufficiency of which is hereby irrevocably acknowledged), the parties hereto hereby agree as follows:

1.	Subject to the terms and conditions hereafter contained, the Lender agrees to accept, in full and final satisfaction of the Debt, the Debt Shares. The Lender further agrees that, upon the issuance and delivery of the Debt Shares to the Lender, the Lender shall fully release the Subsidiary in respect of the Debt and acknowledges the full repayment thereof by the Subsidiary. For greater certainty, the Lender irrevocably waives any and all rights to all interest on or after May 20, 2017.

2.	The issuance of the Debt Shares shall be conditional on the (i) the issuance of the Debt Shares being exempt from the prospectus and registration requirements under applicable securities laws, the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and applicable state securities laws, and (ii) approval of this Agreement by the directors of the Company, and (iii) the Company receiving final approval from the TSX Venture Exchange (the “TSXV”) or any other applicable stock exchange for the issuance and listing of the Debt Shares.

3.	The closing of this Agreement (the “Closing”) shall take place no later than thirty (30) business days subsequent to the date the date hereof, or such later time the parties hereto agree.

4.	The Company hereby represents and warrants to and covenants with the Lender as follows, and acknowledges that the Lender is relying thereon, both at the date hereof and at the Closing:

(a)	The execution and delivery of this Agreement is within the corporate power and authority of the Company and has been duly authorized by all necessary corporate action and this Agreement constitutes a valid and binding obligation of the Company enforceable against it and its successors in accordance with its terms, subject to the usual qualification as to enforceability being limited by bankruptcy and other laws effecting the enforcement of creditors' rights generally, equitable remedies being discretionary remedies and rights to indemnification and contribution being limited by applicable laws.

(b)	None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or the fulfillment of or compliance with the terms and provisions hereof do or will, with the giving of notice, or the lapse of time or both (i) to the best of the knowledge of the Company, violate any provision of any law or administrative regulation or any administrative orders, award, judgment or decree applicable to the Company, (ii) conflict with any of the terms, conditions or provisions of the memorandum of association or articles of the Company or any resolution of its directors or shareholders, or (iii) conflict with, result in a breach or constitute a default under, or accelerate or permit the acceleration of the performance required by, any material agreement, covenant, undertaking, commitment, instrument, judgment, order, decree or award to which the Company is a party or by which it is bound or to which the property of it is subject.

(c)	The Debt Shares will, upon issuance and delivery, be validly issued and outstanding as fully paid and non-assessable common shares.

(d)	It is a company duly amalgamated and organized under the laws of the Province of Ontario and is presently in good standing thereunder with full corporate power to own its properties and carry on its business as now being conducted.

5.	The Subsidiary hereby represents and warrants to and covenants with the Lender as follows, and acknowledges that the Lender is relying thereon, both at the date hereof and at the Closing:

(a)	The execution and delivery of this Agreement is within the corporate power and authority of the Subsidiary and has been duly authorized by all necessary corporate action and this Agreement constitutes a valid and binding obligation of the Subsidiary enforceable against it and its successors in accordance with its terms, subject to the usual qualification as to enforceability being limited by bankruptcy and other laws effecting the enforcement of creditors' rights generally, equitable remedies being discretionary remedies and rights to indemnification and contribution being limited by applicable laws.

(b)	None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or the fulfillment of or compliance with the terms and provisions hereof do or will, with the giving of notice, or the lapse of time or both (i) to the best of the knowledge of the Subsidiary, violate any provision of any law or administrative regulation or any administrative orders, award, judgment or decree applicable to the Subsidiary, (ii) conflict with any of the terms, conditions or provisions of the memorandum of association or articles of the Subsidiary or any resolution of its directors or shareholders, or (iii) conflict with, result in a breach or constitute a default under, or accelerate or permit the acceleration of the performance required by, any material agreement, covenant, undertaking, commitment, instrument, judgment, order, decree or award to which the Subsidiary is a party or by which it is bound or to which the property of it is subject.

(c)	It is a company duly organized under the laws of the State of California and is presently in good standing thereunder with full corporate power to own its properties and carry on its business as now being conducted.

6.	The Lender hereby represents and warrants to and covenants with the Company and the Subsidiary as follows, and acknowledges that the Company and the Subsidiary are relying thereon, both at the date hereof and at the Closing:

(a)	The Lender is a resident in the jurisdiction set out on Schedule “B”, attached hereto. Such address was not created and is not used solely for the purpose of acquiring the Debt Shares and the Lender was solicited to purchase the Debt Shares in such jurisdiction.

(b)	The Lender has properly completed, executed and delivered to the Corporation Schedule “B”, attached hereto and the information contained therein is true and correct.

(c)	The Lender acknowledges that: (i) the Debt Shares have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and (ii) the offer and sale of Debt Shares contemplated hereby is being made in reliance on an exemption from such registration requirements in reliance on Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act.

(d)	The information, representations, warranties and covenants contained herein and in Schedule “B” will be true and correct both as of the date of execution of this Agreement and as of the time of Closing.

(e)	The execution and delivery of this Agreement, the performance and compliance with the terms hereof, the issuance of the Debt Shares and the completion of the transactions described herein by the Lender will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Lender, applicable securities laws or any other laws applicable to the Lender, any agreement to which the Lender is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Lender.

(f)	The Lender is acquiring the Debt Shares as principal for its own account and not for the benefit of any other person (within the meaning of applicable securities laws) and not with a view to the resale or distribution of all or any of the Debt Shares.

(g)	This Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Lender. This Agreement is enforceable in accordance with its terms against the Lender.

(h)	If the Lender is (i) a corporation, it is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Agreement, to acquire the Debt Shares as contemplated herein and to carry out and perform its obligations under the terms of this Agreement, (ii) a partnership, syndicate or other form of unincorporated organization, it has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, or (iii) an individual, it is of the full age of majority and is legally competent to execute this Agreement and to observe and perform his or her covenants and obligations hereunder.

(i)	If required by applicable securities laws or the Company, the Lender will execute, deliver and file or assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Debt Shares as may be required by any securities commission, stock exchange or other regulatory authority.

(j)	The Lender has been advised to consult their own legal advisors with respect to trading in the Debt Shares and with respect to the resale restrictions imposed by applicable securities laws of the jurisdiction in which the Lender resides and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by applicable securities laws or other resale restrictions applicable to such securities which restrict the ability of the Lender to resell such securities, that the Lender is solely responsible to find out what these restrictions are and the Lender is solely responsible (and the Company is in no way responsible) for compliance with applicable resale restrictions and the Lender is aware that it may not be able to resell such securities except in accordance with limited exemptions under applicable securities laws.

(k)	The Lender has not received or been provided with a prospectus or offering memorandum, within the meaning of applicable securities laws, or any sales or advertising literature in connection with the issuance of the Debt Shares to the Lender and the Lender’s decision to acquire the Debt Shares was not based upon, and the Lender has not relied upon, any verbal or written representations as to facts made by or on behalf of the Company.

(l)	The Lender is not acquiring the Debt Shares with knowledge of material information concerning the Company which has not been generally disclosed.

(m)	No person has made any written or oral representations (i) that any person will resell or repurchase the Debt Shares, or (ii) as to the future price or value of the Debt Shares.

(n)	It has not purchased the Debt Shares as a result of any form of general solicitation or general advertising (as such terms are used in Regulation D under the U.S. Securities Act), including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet, or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

7.	The Lender acknowledges and agrees as follows:

(a)	The Debt Shares have not been recommended by the United States Securities and Exchange Commission or by any state securities commission or regulatory authority.

(b)	The Debt Shares will be issued to the Lender as “restricted securities” (as defined in Rule 144(a)(3) under the U.S. Securities Act), and the Lender is not acquiring the Debt Shares with a view to any resale, distribution or other disposition of such securities in violation of United States federal or state securities laws. The Debt Shares shall be subject to additional statutory resale restrictions under applicable securities laws, and the Lender covenants that it will not resell the Debt Shares except in compliance with such laws. The Lender acknowledges that it is solely responsible (and the Company is in no way responsible) for such compliance, and it is the responsibility of the Lender to find out what those restrictions are and to comply with them before selling the Debt Shares.

(c)	The certificates representing the Debt Shares will bear legends substantially in the following form and with the necessary information inserted:

“Unless permitted under securities legislation, the holder of this security must not trade thE security before <INSERT THE DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER THE DATE OF CLOSING>.”

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ALL LOCAL LAWS AND REGULATIONS; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

and subject to the policies of the TSXV may bear a legend substantially in the following form and with the necessary information inserted:

“WITHOUT PRIOR WRITTEN APPROVAL OF TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL <INSERT THE DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER THE DATE OF CLOSING>.”

(d)	The Lender acknowledges that:

(i)	the Company has determined that it has ceased to qualify as a “foreign private issuer” (as such term is defined in Rule 405 under the U.S. Securities Act and Rule 3b-4 under the United States Securities Exchange Act of 1934, as amended) as of February 28, 2017 (being the last business day of its most recently completed second fiscal quarter, and hereinafter referred to as the “Determination Date”), and, accordingly, the Company will be deemed to be a U.S. domestic issuer for the purposes of U.S. federal securities laws and cease to be eligible to use the forms and rules designated for foreign private issuers under U.S. federal securities laws after August 31, 2017 (being the end of Company’s current fiscal year, and hereinafter referred to as the “Fiscal Year End Date”);

(ii)	Rule 905 of Regulation S under the U.S. Securities Act (“Rule 905”) provides in material part that any “restricted securities” that are equity securities of a U.S. domestic issuer will continue to be deemed to be restricted securities, notwithstanding that they were acquired in a resale transaction made pursuant to Rule 901 or Rule 904 of Regulation S under the U.S. Securities Act;

(iii)	As interpreted by Staff at the United States Securities and Exchange Commission (“SEC Staff”), Rule 905 applies to equity securities that, at the time of issuance, were those of a U.S. domestic issuer, and, in the absence of any additional guidance from SEC Staff, it remains unclear whether the Company will be considered for such proposes to have become a U.S. domestic issuer on the Determination Date or on the day next following the Fiscal Year End Date;

(iv)	if the Company is deemed to have become a U.S. domestic issuer on the Determination Date for the purposes of Rule 905, the Debt Shares will continue to be “restricted securities” if they are resold in an “offshore transaction” pursuant to Rule 904 of Regulation S, with the result that it would not be possible to make “good delivery” of the Debt Shares on the TSXV or any other Canadian stock exchange;

(v)	A. the Company may be deemed to be an issuer that at a previous time has been an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents (a “Shell Company”), B. if the Company is deemed to have been a Shell Company at any time previously, Rule 144 under the U.S. Securities Act may not be available for resales of the Debt Shares except in very limited circumtances, and C. the Company is not obligated to make Rule 144 under the U.S. Securities Act available for resales of the Debt Shares.

(e)	The Lender shall execute, deliver, file and otherwise assist the Company and the Subsidiary with filing all documentation required by the applicable securities laws to permit the issuance of the Debt Shares.

(f)	The Company and the Subsidiary are relying on the representations, warranties and covenants contained herein and in Schedule “B”, attached hereto, to determine the Lender’s eligibility to acquire the Debt Shares under applicable securities laws and the Lender agrees to indemnify the Company and the Subsidiary and their directors and officers, employees and agents against all losses, claims, costs, expenses, damages or liabilities which any of them may suffer or incur as a result of or arising from reliance thereon. The Lender undertakes to immediately notify the Company and the Subsidiary of any change in any statement or other information relating to the Lender set forth herein and in Schedule “B”, attached hereto, which takes place prior to the time of Closing.

(g)	The Lender is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Agreement.

(h)	The Lender is knowledgeable of securities legislation in its jurisdiction of residence that may have application over the Lender or transactions contemplated herein which would apply to this Agreement and is satisfied that the Company, the Subsidiary and the Lender will not breach such laws by completing the transactions contemplated hereby.

(i)	The issuance of the Debt Shares by the Company to the Lender requires the final approval of the TSXV.

7.	All of the covenants, representations, and warranties contained herein and in Schedule “B”, attached hereto, shall survive the issuance of the Debt Shares hereunder.

8.	The Lender hereby consents to (a) the disclosure of Personal Information by the Company to the Exchange (as defined in Appendix 6A of the TSXV) pursuant to TSXV Form 4E Shares for Debt Filing Form (“Form 4E”), and (b) the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6A of the TSXV or as otherwise identified by the Exchange, from time to time. “Personal Information” means any information about an identifiable individual, and includes the information contained in the tables, as applicable, found in Form 4E.

9.	Time shall in all respects be of the essence of this Agreement.

10.	This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the parties hereby irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

11.	Unless otherwise specified, all references to $ refer to lawful currency of the United States.

12.	The parties agree to execute and deliver to each other such further instruments and other written assurances and to do or cause to be done such further acts or things as may be necessary or convenient to carry out and give effect to the intent of this Agreement or as any of the parties may reasonably request in order to carry out the transactions contemplated herein.

13.	This Agreement sets forth the entire agreement among the parties hereto pertaining to the specific subject matter hereof and replaces and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto, and there are no warranties, representations or other agreements, whether oral or written, express or implied, statutory or otherwise, between the parties hereto in connection with the subject matter hereof except as specifically set forth herein. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

14.	In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby, and any such invalid, illegal or unenforceable provision shall be deemed to be severable, and the remainder of the provisions of this Agreement shall nevertheless remain in full force and effect.

15.	This Agreement may be executed by the parties hereto in separate counterparts or duplicates each of which when so executed and delivered shall be an original, but all such counterparts or duplicates shall together constitute one and the same instrument. A signed facsimile, portable document format (PDF) or telecopied copy of this Agreement shall be effective and valid proof of execution and delivery.

16.	This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns and legal representatives. This Agreement may not be assigned without the prior written consent of the parties, which consent may not be unreasonably withheld.

[Signature page follows]

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

MCW ENERGY GROUP LIMITED

By:	/s/ Aleksandr Blyumkin
	Name:	Aleksandr Blyumkin
	Title:	Chairman

MCW ENERGY CA, INC.

By:	/s/ Aleksandr Blyumkin
	Name:	Aleksandr Blyumkin
	Title:	Aleksandr Blyumkin

PALMIRA ASSOCIATES, INC.

By:	/s/ Slava Komrash
	Name:	Slava Komrash
	Title:	President

SCHEDULE “A”

PROMISSORY NOTE

SCHEDULE “B”

U.S. ACCREDITED INVESTOR CERTIFICATE